UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 21, 2023

Date of Report (Date of earliest event reported)

CONNEXA SPORTS TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-41423	61-1789640
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2709 N. Rolling Road, Suite 138

Windsor Mill

Baltimore, MD

21244

(Address of principal executive offices)

(443) 407-7564

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CNXA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 21, 2023, Connexa Sports Technologies Inc. (the “Company”) received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company’s failure to file its Quarterly Report on Form 10-Q for the period ended January 31, 2023 (“Additional Delinquent Filing”) serves as an additional basis for delisting the Company’s securities from Nasdaq based on Listing Rule 5810(b). As previously announced, the Company received a letter from the Nasdaq on February 14, 2023, indicating that, due to the Company’s failure, in violation of Listing Rule 5250(c)(1), to file its (i) Annual Report on Form 10-K with respect to the fiscal year ended April 30, 2022; and (ii) Quarterly Reports on Form 10-Q for the periods ended July 31, 2022 and October 31, 2022 (collectively, the “Delinquent Filings”), by February 13, 2023 (the due date for filing the Delinquent Filings pursuant to an exception to Nasdaq’s Listing Rule previously granted by Nasdaq), absent the submission of a timely appeal by February 21, 2023, trading of the Company’s common stock would have been suspended from the Nasdaq at the opening of business on February 23, 2023. Nasdaq would also have filed a Form 25-NSE with the Securities and Exchange Commission (the “SEC”), which would have resulted in the removal of the Company’s securities from listing and registration on the Nasdaq (the “Staff Determination”). Additionally, on October 10, 2022, the Company received a letter from Nasdaq indicating that the Company’s common stock is subject to potential delisting from Nasdaq because, for a period of 30 consecutive business days, the bid price of the Company’s common stock had closed below the minimum $1.00 per share requirement for continued listing under Nasdaq Listing Rule 5450(a)(1).

As previously disclosed, on January 12, 2023, Nasdaq notified the Company that due to the resignations from the Company’s board, audit committee and compensation committee on November 17, 2022 (“Corporate Governance Deficiencies”), the Company no longer complies with Nasdaq’s independent director, audit committee and compensation committee requirements as set forth in Listing Rule 5605. The Company timely submitted its plan of compliance with respect to the Corporate Governance Deficiencies by February 27, 2023 as required by the Nasdaq. However, pursuant to Listing Rule 5810(c)(2)(A), the Corporate Governance Deficiencies serve as an additional and separate basis for delisting.

On February 21, 2023, consistent with the Company’s previously announced intention to request an appeal of the Staff Determination by requesting a hearing before the Nasdaq Hearings Panel (the “Panel”) to stay the suspension of the Company’s securities and the filing of the Form 25-NSE with the SEC (the “Hearing”), the Company appealed the Staff Determination to the Panel, and requested that the stay of delisting, which otherwise would expire on March 8, 2023, pursuant to Listing Rule 5815(a)(1)(B), be extended until the Panel issued a final decision on the matter. The Nasdaq granted the Company’s request to extend the stay, pending the Hearing scheduled for March 30, 2023, and a final determination regarding the Company’s listing status. The Company is required to address the Additional Delinquent Filing, the Delinquent Filings, and the Corporate Governance Deficiencies before the Panel. Although the Company is working diligently to file the Delinquent Filings and Additional Delinquent Filing, there can be no assurance that they will be filed prior to the Hearing. If the Company’s appeal is denied or the Company fails to timely regain compliance with Nasdaq’s continued listing standards, the Company’s common stock will be subject to delisting from Nasdaq.

Item 4.01 Change in Registrant’s Certifying Accountant

On March 21, 2023, the Board of Directors and the audit committee of the Company approved the engagement of Olayinka Oyebola & Co. (“OOC”) as the Company’s independent registered public accounting firm for the fiscal year ended April 30, 2022, effective immediately, and dismissed Mac Accounting Group, LLP (“Mac”) as the Company’s independent registered public accounting firm.

Until OOC was engaged on March 21, 2023, Mac was the Company’s auditor and had audited the Company’s consolidated financial statements for the fiscal years ended April 30, 2021 and 2020.

Mac never issued an audit opinion on our financial statements for the fiscal year ended April 30, 2022, and during the course of their engagement there were no disagreements with Mac on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Mac, would have caused Mac to make reference to the matter in their audit opinion, if issued. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the period Mac was engaged as the Company’s auditor.

The Company provided a copy of the foregoing disclosures to Mac and requested that Mac furnish it with a letter addressed to the Securities and Exchange Commission stating whether Mac agrees with the above statements. A copy of Mac’s letter, dated March 24, 2023, is filed as Exhibit 16.1 to this Form 8-K.

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Item 7.01. Regulation FD Disclosure.

On March 24, 2023, the Company issued a press release related to the information described in Item 3.01 above (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth in Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Mac Accounting Group dated March 24, 2023
99.1	Press Release dated March 24, 2023
104	Cover Page Interactive File, formatted in Inline XBRL

Forward Looking Statements

This current report on Form 8-K contains “forward-looking statements” (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended), including statements regarding the Company’s ability to complete the filing of the Annual Report on Form 10-K for the fiscal year ended April 30, 2022 (“Fiscal Year 2022 10-K”), the Quarterly Report on Form 10-Q for the period ended July 31, 2022 (“First Quarter 10-Q”), the Quarterly Report on Form 10-Q for the period ended October 31, 2022 (“Second Quarter 10-Q”), the Quarterly Report on Form 10-Q for the period ended January 31, 2023 (“Third Quarter 10-Q”), within the period prescribed by Nasdaq. These statements are based on current expectations as of the date of this current report and involve a number of risks and uncertainties, which may cause results to differ materially from those indicated by these forward-looking statements. These risks include, without limitation, risks related to the auditor’s ability to timely complete the Fiscal Year 2022 10-K audit, and its reviews of the First Quarter 10-Q, the Second Quarter 10-Q, and the Third Quarter 10-Q. Any reader of this current report is cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this current report. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this current report, except as required by applicable laws or regulations.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNEXA sPORTS tECHNOLOGIES inc.

Dated: March 24, 2023	By:	/s/ Mike Ballardie
Chief Executive Officer

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